UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08747

Dividend and Income Fund
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY 10005
(Address of principal executive offices) (Zipcode)

Russell Kamerman, Esq.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-785-0900

Date of fiscal year end: 12/31

Date of reporting period: 1/1/17 – 6/30/17

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSRS and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Stockholders.

DIVIDEND ANDINCOME
FUND SEEKING PRIMARILY HIGH CURRENT INCOME AND SECONDARILY CAPITAL APPRECIATION JUNE 30, 2017 SEMI-ANNUAL REPORT WWW.DIVIDENDANDINCOMEFUND.COM

PORTFOLIO ANALYSIS
June 30, 2017

TOP TEN	June 30, 2017
HOLDINGS

1 State Street Institutional U.S. Government Money Market Fund, Administration Class

2 ILG, Inc.

3 Philip Morris International, Inc.

4 Wyndham Worldwide Corporation

5 The Sherwin-Williams Company

6 Credit Acceptance Corporation

7 Apple Inc.

8 First American Financial Corporation

9 DST Systems, Inc.

10 Wal-Mart Stores, Inc.

Top ten holdings comprise approximately 19% of total assets.

TOP TEN	June 30, 2017
INDUSTRIES

1 Security and Commodity Brokers, Dealers, Exchanges and Services

2 Transportation Equipment

3 Chemical and Allied Products

4 Electronic and Other Electrical Equipment and Components, except Computer Equipment

5 Business Services

6 Non-Depository Credit Institutions

7 Industrial and Commercial Machinery and Computer Equipment

8 Transportation by Air

9 Communications

10 Building Materials, Hardware, Garden Supply, and Mobile Home Dealers

Top ten holdings and industries are shown for informational purposes only and are subject to change. The above portfolio information should not be considered as a recommendation to purchase or sell a particular security and is not indicative of future portfolio characteristics. There is no assurance that any securities will remain in or out of the Fund.

1 Semi-Annual Report 2017	DIVIDEND AND INCOME FUND

TO OUR SHAREHOLDERS
June 30, 2017

Dear Fellow Shareholders:

It gives us great pleasure to submit this 2017 Semi-Annual Report and to welcome each of our new shareholders to Dividend and Income Fund. The Fund invests, under normal circumstances, at least 50% of its total assets in income generating equity securities in seeking to achieve its primary investment objective of high current income and secondary objective of capital appreciation. These securities may include dividend paying common stocks, convertible securities, preferred stocks, securities of registered investment companies, exchange traded funds organized as investment companies or otherwise, real estate investment trusts, depositary receipts, and other equity related securities. Of course, there can be no assurance that the Fund will achieve its objectives.

Economic and Market Report

At the June 2017 meeting of the Federal Open Market Committee (FOMC) of the Federal Reserve Bank (the “Fed”), the Fed staff’s review of the economic situation suggested that real gross domestic product (GDP) was “expanding at a faster pace in the second quarter than in the first quarter.” The staff viewed labor market conditions as having strengthened in recent months, citing, among other things, an unemployment rate declining to 4.3% in May. Regarding inflation, the staff noted that “the 12-month change in overall consumer prices, as measured by the price index for personal consumption expenditures (PCE), slowed a bit further in April; total consumer price inflation and core inflation, which excludes consumer food and energy prices, were both running somewhat below 2 percent.” Other factors influencing consumer spending were noted by the staff as including continued gains in employment, real disposable personal income, and households’ net worth. The staff noted that consumer sentiment “remained upbeat in May.”

Addressing the financial situation, the Fed staff noted that “domestic financial market conditions remained generally accommodative.” In the first half of the year, longer term Treasury yields decreased and broad U.S. equity price indexes rose. The staff also noted that “market participants’ perceptions of an improved global economic outlook appeared to provide some support to prices of risk assets.” In summary, the U.S. economy appears to be solid and slightly strengthening, and consumer sentiment remains elevated, which suggests to us that investors might anticipate both strong markets and heightened market volatility from unanticipated disappointments, warranting caution over the remaining balance of the year.

Investment Strategy and Returns

In view of these economic and market developments, the Fund’s strategy in the first half of 2017 was to emphasize profitable, conservatively valued companies across a broad array of industries. Generally, the Fund purchased and held income generating equity securities in seeking to achieve its primary investment objective of high current income and secondary objective of capital appreciation and sold investments that appeared to have appreciated to levels reflecting full or over-valuation. In the first six months of 2017, the Fund’s net investment income, net realized gain on investments, and unrealized appreciation on investments were, respectively, $849,047, $901,276, and $9,946,047, which contributed significantly to the Fund’s net asset value return of 8.19%. Profitable sales in the period were made of, among others, shares of MSC Industrial Direct Co., Inc. in the industrial machinery and equipment sector and Norfolk Southern Corp. in the line-haul operating railroads sector and losses were taken on, among others, Potash Corporation of Saskatchewan Inc. in the agricultural chemicals sector. Although no particular investment was responsible for the majority of the unrealized appreciation or depreciation of investments over the period, an investment in the miscellaneous retail sector, Signet Jewelers Limited, and a holding in the oil & gas extraction sector, Transocean Ltd., were significant contributors to unrealized depreciation during the period. At the same time, the Fund benefited from unrealized appreciation from its holdings of Wyndham Worldwide Corporation in the hotels, rooming houses, camps, and other lodging places sector and Lam Research Corporation in the industrial and commercial machinery and computer equipment sector.

The Fund’s market return for the first six months of 2017 was 6.81%. Generally, the Fund’s total return on a market value basis will be less than total return on a net asset value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. For comparison, in the same period, the S&P 500 index total return was 9.34%. The index is unmanaged and does not reflect fees and expenses, nor is it available for direct investment. At June 30, 2017, the Fund’s portfolio included over 80 securities of different issuers, with the top ten amounting to approximately 19% of total assets. At that time, the Fund’s investments totaled approximately $161 million with no borrowing for investment leverage. These holdings and allocations are subject to change at any time.

Quarterly Dividends

On June 1, 2017, the Fund declared its second quarterly dividend for the year of $0.15 per share. The quarterly dividend distribution reflects the Fund’s current distribution policy to provide shareholders with a relatively stable cash flow per share. There is no guarantee that the Fund’s current distribution policy will reduce or eliminate the Fund’s market price discount to its net asset value per share and the Fund’s trustees have no fiduciary duty to take action, or to consider taking any action, to narrow any such discount. The policy may be changed or discontinued without notice. The distributions are paid from net investment income and any net capital gains, with the balance representing return of capital.

DIVIDEND AND INCOME FUND	Semi-Annual Report 2017 2

TO OUR SHAREHOLDERS
June 30, 2017

As of June 1, 2017 and based on the Fund’s results and estimates for the second quarter, the distribution included approximately 20%, 0%, and 80% from net investment income, capital gains, and return of capital, respectively. If, for any distribution, the sum of previously undistributed net investment income and net realized capital gains is less than the amount of the distribution, the difference is treated as a return of capital (tax-free for a shareholder up to the amount of its tax basis in its shares of the Fund). The amount treated as a tax-free return of capital will reduce a shareholder’s adjusted basis in its shares, thereby increasing the shareholder’s potential gain or reducing its potential loss on the subsequent sale of those shares.

The Fund’s distributions are not tied to its investment income and net realized capital gains, if any, and do not represent yield or investment return. The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations. In early 2018, the Fund intends to send a Form 1099-DIV concerning the tax treatment of the distributions that were paid to shareholders of record during the 12 months ended December 31, 2017.

Portfolio Management Change

Since March 2014, Thomas B. Winmill has acted as the sole portfolio manager of the Fund. Effective September 1, 2017, William M. Winmill will become co-portfolio manager of the Fund. Since March 1, 2017, William has served as co-portfolio manager of Foxby Corp. and since 2016 as Assistant Vice President of the Fund and the other investment companies in the Fund Complex, Assistant Vice President and Investment Analyst of the Investment Manager and Midas

Management Corporation (registered investment advisers, collectively, the “Advisers”), and Vice President or Assistant Vice President of Bexil Corporation, Global Self Storage, Inc., Tuxis Corporation, Winmill & Co. Incorporated, and certain of their subsidiaries. From 2014 to 2016, he served these companies as Compliance Assistant and Accounting Assistant, after graduating from Bowdoin College in 2014. He is a member of the Investment Policy Committee of each of the Advisers. He is the son of Thomas B. Winmill and nephew of Mark C. Winmill.

Long Term Strategies

We thank you for investing in the Fund and share your enthusiasm for its potential, as evidenced by the fact that affiliates of the Fund’s investment manager own over 8% of the Fund’s outstanding shares, pursuant to the Fund’s governing documents that permit ownership of more than 4.99% of the Fund’s outstanding shares only with the prior approval of the Fund’s Board of Trustees. We look forward to serving your investment needs over the years ahead.

It is with great sadness that we announce the recent passing of James E. Hunt, an independent trustee of the Fund since 2011. His insight, integrity, and humor will be missed. He was a lifelong advocate of a careful, quality investing approach and upheld the highest standards of fiduciary conduct.

Sincerely,

Thomas B. Winmill

President and Portfolio Manager

3 Semi-Annual Report 2017	DIVIDEND AND INCOME FUND

SCHEDULE OF PORTFOLIO INVESTMENTS	June 30, 2017 (Unaudited)
Financial Statements

Common Stocks (92.60%)	Shares	Value		Shares	Value

Apparel and Accessory Stores (0.55%)			QUALCOMM, Incorporated	20,000	$ 1,104,400
The GAP, Inc.	40,000	$ 879,600	Skyworks Solutions, Inc.	27,000	2,590,650
			Taiwan Semiconductor Manufacturing Co. Ltd.	40,000	1,398,400
Apparel and other Finished Products Made from Fabrics and Similar Materials (1.35%)			Texas Instruments Incorporated	18,500	1,423,205
			Ubiquiti Networks, Inc. (a)	37,000	1,922,890

Carter’s, Inc.	24,300	2,161,485			11,662,645

Automotive Dealers and Gasoline Service Stations (1.59%)
Copart, Inc. (a)	80,000	2,543,200	Fabricated Metal Products, except Machinery and Transportation Equipment (1.67%)
			Sturm, Ruger & Company, Inc.	43,000	2,672,450
Building Materials, Hardware, Garden Supply, and Mobile Home Dealers (3.50%)
The Home Depot, Inc.	17,000	2,607,800	Food Stores (1.17%)
The Sherwin-Williams Company	8,500	2,983,160	The Kroger Co.	80,000	1,865,600

		5,590,960
			General Merchandise Stores (2.62%)
Business Services (6.38%)			Dollar General Corporation	20,600	1,485,054
Accenture plc	20,000	2,473,600	Wal-Mart Stores, Inc.	35,650	2,697,992

DST Systems, Inc.	44,000	2,714,800			4,183,046
Omnicom Group Inc.	9,200	762,680
Oracle Corporation	45,000	2,256,300	Health Services (1.35%)
Robert Half International Inc.	36,700	1,759,031	Laboratory Corporation of America
Syntel, Inc.	13,754	233,268	Holdings (a)	14,000	2,157,960

		10,199,679
			Holding and other Investment Offices (0.73%)
Chemical and Allied Products (7.61%)			Tanger Factory Outlet Centers, Inc.	45,000	1,169,100
Amgen Inc.	13,500	2,325,105
Gilead Sciences, Inc.	28,000	1,981,840	Home Furniture, Furnishings, and Equipment Stores (1.25%)
Hexcel Corporation	23,500	1,240,565	Williams-Sonoma, Inc.	41,000	1,988,500
LyondellBasell Industries N.V. Class A	27,500	2,320,725
Monsanto Company	15,000	1,775,400	Hotels, Rooming Houses, Camps, and Other Lodging Places (1.89%)
The Dow Chemical Company	40,000	2,522,800	Wyndham Worldwide Corporation	30,000	3,012,300

		12,166,435
			Industrial and Commercial Machinery and Computer Equipment (3.96%)
Communications (3.67%)			Apple Inc.	20,500	2,952,410
Scripps Networks Interactive, Inc.	33,000	2,254,230	Eaton Corporation plc	18,000	1,400,940
The Walt Disney Company	15,000	1,593,750	Lam Research Corporation	14,000	1,980,020

Verizon Communications Inc.	45,000	2,009,700			6,333,370

		5,857,680
			Insurance Carriers (3.12%)
Depository Institutions (1.92%)			Assured Guaranty Ltd.	50,000	2,087,000
Capital One Financial Corporation	20,200	1,668,924	First American Financial Corporation	65,000	2,904,850

Westpac Banking Corporation	60,000	1,404,000			4,991,850

		3,072,924
			Miscellaneous Repair Services (0%)
Educational Services (0.86%)			Aquilex Holdings LLC (a) (b)	756	0
Grand Canyon Education, Inc. (a)	17,500	1,372,175
			Miscellaneous Retail (1.47%)
Electric, Gas and Sanitary Services (1.42%)			Dick’s Sporting Goods, Inc.	26,764	1,066,010
Southern Company	47,500	2,274,300	Signet Jewelers Limited	20,400	1,290,096

					2,356,106
Electronic and Other Electrical Equipment and Components, except Computer Equipment (7.30%)
Intel Corporation	65,000	2,193,100
Methode Electronics, Inc.	25,000	1,030,000

See notes to financial statements.

DIVIDEND AND INCOME FUND	Semi-Annual Report 2017 4

SCHEDULE OF PORTFOLIO INVESTMENTS	June 30, 2017 (Unaudited)
Financial Statements

Common Stocks (continued)	Shares	Value		Shares	Value

Non-Depository Credit Institutions (3.97%)			Wholesale Trade -Durable Goods (1.58%)
American Express Company	24,000	$2,021,760	TE Connectivity Ltd.	32,000	$2,517,760
Credit Acceptance Corporation (a)	11,500	2,957,110
Discover Financial Services	22,000	1,368,180	Wholesale Trade - Nondurable Goods (2.31%)

		6,347,050	AmerisourceBergen Corporation	13,500	1,276,155
			Cardinal Health, Inc.	31,000	2,415,520

Oil & Gas Extraction (1.03%)					3,691,675

Transocean Ltd. (a)	200,000	1,646,000
			Total common stocks (Cost $131,241,803)		147,986,621

Petroleum Refining and Related Industries (0.82%)
Tesoro Corporation	13,998	1,310,213	Corporate Bonds and Notes (0.33%)	Principal Amount	Value

Printing, Publishing, and Allied Industries (1.17%)
Deluxe Corporation	27,000	1,868,940	Electric Services (0.33%)
			Elwood Energy LLC, 8.159%, 7/5/26
Real Estate (2.80%)			(Cost $491,811)	471,718	530,682

HFF, Inc.	30,724	1,068,273
ILG, Inc.	124,000	3,408,760	Reorganization Interests (0%)	Shares	Value

		4,477,033
			Penson Technologies LLC (a) (b)
Rubber and Miscellaneous Plastics Products (1.11%)			(Cost $0)	813,527	0

NIKE, Inc.	30,000	1,770,000
			Master Limited Partnerships (2.37%)	Units	Value
Security and Commodity Brokers, Dealers, Exchanges, and Services (8.61%)			Natural Gas Transmission (1.34%)
Ameriprise Financial Inc.	9,600	1,221,984	Enterprise Products Partners LP	40,000	1,083,200
Cohen & Steers, Inc.	65,000	2,635,100	Spectra Energy Partners, LP	24,400	1,046,760

Federated Investors, Inc.	81,000	2,288,250			2,129,960
GAMCO Investors,Inc.	71,000	2,101,600
Invesco Ltd.	37,000	1,302,030	Potash, Soda and Borate Minerals (1.03%)
Lazard Ltd.	41,500	1,922,695	Ciner Resources LP	60,268	1,651,343

T. Rowe Price Group, Inc.	30,900	2,293,089

		13,764,748	Total master limited partnerships (Cost $3,164,644)		3,781,303

Tobacco Products (2.06%)
Philip Morris International, Inc.	28,000	3,288,600	Preferred Stocks (3.06%)	Shares	Value

Transportation by Air (3.81%)			Financial (1.77%)
Alaska Air Group, Inc.	27,000	2,423,520	Annaly Capital Management, Inc.,
Allegiant Travel Company	13,700	1,857,720	7.625% Series C	78,865	2,033,140
Southwest Airlines Co.	29,000	1,802,060	Annaly Capital Management, Inc.,

		6,083,300	7.625% Series E	30,809	787,786

					2,820,926
Transportation Equipment (7.95%)
BorgWarner Inc.	22,000	931,920	Deep Sea Foreign Transportation of Freight (0.39%)
Ford Motor Company	160,000	1,790,400	Costamare Inc., 8 3/4%, Series D	25,000	629,500
General Motors Company	41,500	1,449,595
Honeywell International Inc.	13,500	1,799,415
Huntington Ingalls Industries, Inc.	4,700	874,952
Lear Corporation	7,000	994,560
Magna International Inc.	53,000	2,455,490
Polaris Industries Inc.	20,900	1,927,607
United Technologies Corporation	3,980	485,998

		12,709,937

See notes to financial statements.

5 Semi-Annual Report 2017	DIVIDEND AND INCOME FUND

SCHEDULE OF PORTFOLIO INVESTMENTS	June 30, 2017 (Unaudited)
Financial Statements

Preferred Stocks (concluded)	Shares	Value		Shares	Value
Real Estate Investment Trusts (0.90%)			Money Market Fund (2.28%)
Armour Residential REIT, Inc.,			State Street Institutional U.S.
7.875% Series B	25,000	$625,000	Government Money Market Fund,
Public Storage Depositary Shares,			Administration Class shares,
4.95% Series D	7,500	183,900	7 day annualized yield 0.63%
Public Storage Depositary Shares,			(Cost $3,651,214)	3,651,214	$3,651,214

4.90% Series E	26,168	633,004

		1,441,904	Total investments (Cost $142,824,852) (100.64%)		160,842,150

			Liabilities in excess of other assets (-0.64%)		(1,024,438)

Total preferred stocks (Cost $4,275,380)		4,892,330	Net assets (100.00%)		$159,817,712

(a) Non-income producing.

(b) Illiquid and/or restricted security that has been fair valued.

LLC    Limited Liability Company

LP      Limited Partnership

plc     Public Limited Company

See notes to financial statements.

DIVIDEND AND INCOME FUND	Semi-Annual Report 2017 6

STATEMENT OF ASSETS AND LIABILITIES	(Unaudited)
Financial Statements

June 30, 2017

Assets
Investments, at value (cost: $142,824,852)	$ 160,842,150
Receivables
Dividends	165,573
Capital shares issued on reinvestment of dividends	156,833
Investment securities sold	126,313
Interest	18,818
Foreign withholding tax reclaims	4,078
Other assets	9,083

Total assets	161,322,848

Liabilities
Payables
Investment securities purchased	1,207,471
Accrued expenses	149,129
Investment management	124,637
Administrative services	19,475
Trustees	4,424

Total liabilities	1,505,136

Net Assets	$159,817,712

Net Asset Value Per Share
(applicable to 10,674,946 shares issued)	$ 14.97

Net Assets Consist of
Paid in capital	$ 141,837,248
Accumulated net realized loss on investments	(36,835)
Net unrealized appreciation on investments	18,017,299

$ 159,817,712

See notes to financial statements.

7 Semi-Annual Report 2017	DIVIDEND AND INCOME FUND

STATEMENT OF OPERATIONS	(Unaudited)
Financial Statements

Six Months Ended June 30, 2017

Investment Income
Dividends (net of $15,408 foreign tax withholding)	$ 2,178,228
Interest	17,802

Total investment income	2,196,030

Expenses
Investment management	779,550
Interest and fees on liquidity agreement	222,422
Administrative services	106,755
Trustees	52,481
Shareholder communications	40,840
Bookkeeping and pricing	37,830
Legal	35,005
Auditing	19,970
Insurance	19,005
Exchange listing and registration	16,275
Transfer agent	8,230
Other	5,589
Custodian	3,031

Total expenses	1,346,983

Net investment income	849,047

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on
Investments	901,825
Foreign currencies	(549)
Unrealized appreciation on
Investments	9,945,354
Translation of assets and liabilities in foreign currencies	693

Net realized and unrealized gain	10,847,323

Net increase in net assets resulting from operations	$ 11,696,370

See notes to financial statements.

DIVIDEND AND INCOME FUND	Semi-Annual Report 2017 8

STATEMENTS OF CHANGES IN NET ASSETS	(Unaudited)
Financial Statements

	Six Months Ended June 30, 2017	Year Ended December 31, 2016

Operations
Net investment income	$ 849,047	$ 2,619,191
Net realized gain on investments	901,276	14,574,874
Unrealized appreciation on investments	9,946,047	4,954,149

Net increase in net assets resulting from operations	11,696,370	22,148,214

Distributions to Shareholders
Net investment income	(849,047)	(2,423,544)
Return of capital	(2,347,666)	(8,168,833)

Total distributions	(3,196,713)	(10,592,377)

Capital Share Transactions
Reinvestment of distributions to shareholders	313,091	1,031,696

Increase in net assets from capital share transactions	313,091	1,031,696

Total change in net assets	8,812,748	12,587,533

Net Assets
Beginning of period	151,004,964	138,417,431

End of period	$ 159,817,712	$ 151,004,964

Undistributed net investment income	$ -	$ -

See notes to financial statements.

9 Semi-Annual Report 2017	DIVIDEND AND INCOME FUND

STATEMENT OF CASH FLOWS	(Unaudited)
Financial Statements

Six Months Ended June 30, 2017

Cash Flows From Operating Activities
Net increase in net assets resulting from operations	$ 11,696,370
Adjustments to reconcile increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Unrealized appreciation of investments	(9,944,662)
Net realized gain on sales of investments	(901,276)
Purchase of long term investments	(12,556,878)
Proceeds from sales of long term investments	44,506,646
Net purchases of short term investments	(3,093,925)
Amortization of premium net of accretion of discount of investments	1,276
Decrease in dividends receivable	50,172
Increase in investment securities sold	(126,313)
Decrease in interest receivable	5,230
Decrease in foreign withholding tax reclaims	7,270
Decrease in other assets	19,005
Increase in investment securities purchased	1,207,471
Decrease in accrued expenses	(25,747)
Decrease in investment management fee payable	(22,164)
Decrease in administrative services payable	(2,758)
Increase in trustee expenses payable	738

Net cash provided by operating activities	30,820,455

Cash Flows from Financing Activities
Liquidity agreement repayments, net	(27,780,000)
Cash distributions paid	(2,883,622)
Capital shares issued on reinvestment of dividends	(156,833)

Net cash used in financing activities	(30,820,455)

Net change in cash	-

Cash
Beginning of period	-

End of period	$ -

Supplemental disclosure of cash flow information:
Cash paid for interest on liquidity agreement	$ 185,848
Non-cash financing activities not included herein consisted of:
Reinvestment of dividend distributions	$ 313,091

See notes to financial statements.

DIVIDEND AND INCOME FUND	Semi-Annual Report 2017 10

NOTES TO FINANCIAL STATEMENTS	June 30, 2017 (Unaudited)
Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES Dividend and Income Fund (the “Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified, closed end management investment company whose shares are listed on the New York Stock Exchange under the ticker symbol DNI. The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund retains Bexil Advisers LLC as its Investment Manager. During the period covered by this report, the Fund’s subclassification changed from “non-diversified” to “diversified,” as such terms are defined in the Act.

As an investment company the Fund follows the accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services –Investment Companies.” The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected closing of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, the Fund may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable, or are earlier and less representative of current market value. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services.

Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager’s Valuation Committee under the direction of or pursuant to procedures approved by the Fund’s Board of Trustees, called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available or reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Investments in Other Investment Companies – The Fund may invest in shares of other investment companies such as closed end funds, exchange traded funds, and mutual funds (the “Acquired Fund”) in accordance with the Act and related rules. Shareholders in the Fund bear the pro rata portion of the fees and expenses of an Acquired Fund in addition to the Fund’s expenses. Expenses incurred by the Fund that are disclosed in the Statement of Operations do not include fees and expenses incurred by an Acquired Fund. The fees and expenses of an Acquired Fund are reflected in such fund’s total return.

Option Transactions – The Fund may write (i.e., sell) covered call options on securities or on indexes. The Fund writes covered call options to attempt to enhance returns through price changes of the option, increase income, hedge to reduce overall portfolio risk, and hedge to reduce individual security risk. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference

11 Semi-Annual Report 2017	DIVIDEND AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the option. Writing option contracts results in off-balance sheet risk as the Fund’s ultimate obligation to satisfy terms of the contract may exceed the amount recognized in the statement of assets and liabilities.

Investments in Real Estate Investment Trusts (“REITs”) – Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Short Sales – The Fund may sell a security short it does not own in anticipation of a decline in the market value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale. The Fund is liable for any dividends or interest paid on securities sold short. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, normally is recognized upon the termination of the short sale. Securities sold short result in off balance sheet risk as the Fund’s ultimate obligation to satisfy the terms of a sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Dividend income is recorded on the ex-dividend date or in the case of certain foreign securities, as soon as practicable after the Fund is notified. Interest income is recorded on the accrual basis. Amortization of premium and accretion of discount on corporate bonds and notes are included in interest in-come. Taxes withheld on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses deemed by the Investment Manager to have been incurred solely by the Fund are charged to the Fund. Expenses deemed by the Investment Manager to have been incurred jointly by the Fund and one or more of the other investment companies for which the Investment Manager or its affiliates serve as investment manager or other related entities are allocated on the basis of relative net assets, except where a more appropriate allocation can be made fairly in the judgment of the Investment Manager.

Expense Reduction Arrangement – Through arrangements with the Fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. There were no credits realized from the custodian by the Fund during 2016 or the six months ended June 30, 2017.

Distributions to Shareholders– Distributions to shareholders are determined in accordance with the Fund’s distribution policies and income tax regulations and are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because the Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code (the “IRC”) and to distribute to its shareholders substantially all of its taxable income and net realized gains. Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2014-2016) or expected to be taken in the Fund’s 2017 tax returns.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities, and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

DIVIDEND AND INCOME FUND	Semi-Annual Report 2017 12

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

2. FEES AND TRANSACTIONS WITH RELATED PARTIES The Fund has retained the Investment Manager pursuant to an investment management agreement. Under the terms of the investment management agreement, the Investment Manager receives a fee payable monthly for investment advisory services at an annual rate of 0.95% of the Fund’s Managed Assets. “Managed Assets” means the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt, and the aggregate liquidation preference of any outstanding preferred stock.

Pursuant to the investment management agreement, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the six months ended June 30, 2017, the Fund’s reimbursements of such costs were $106,755, of which $66,955 and $39,800 was for compliance and accounting services, respectively. Certain officers and trustees of the Fund are officers and managers of the Investment Manager. As of June 30, 2017, Bexil Securities LLC (“Bexil Securities”), an affiliate of the Investment Manager, owned approximately 8% of the Fund’s outstanding shares, pursuant to the Fund’s governing documents that permit ownership of more than 4.99% of the Fund’s outstanding shares only with the prior approval of the Fund’s Board of Trustees. For the six months ended June 30, 2017, and year ended December 31, 2016, Bexil Securities acquired 25,775 and 72,557 shares of the Fund, respectively, through participation in the Fund’s Dividend Reinvestment Plan.

The Fund compensates each trustee who is not an employee of the Investment Manager or its affiliates. These trustees receive fees for service as a trustee from the fund and the other investment companies for which the Investment Manager or its affiliates serve as investment manager. In addition, trustee out-of-pocket expenses are allocated to each fund for which the Investment Manager or its affiliates serve as investment manager on the basis of relative net assets, except where a more appropriate allocation can be made fairly in the judgment of the Investment Manager.

3. DISTRIBUTIONS TO SHAREHOLDERS AND DISTRIBUTABLE EARNINGS For the six months ended June 30, 2017, the Fund paid distributions totaling $3,196,713. As of June 30, 2017, these distributions are estimated to be comprised of $849,047 and $2,347,666 from net investment income and return of capital, respectively, based on information available at this time and may be subject to change. The classification of these distributions for federal income tax purposes is expected to be determined after the Fund’s fiscal year ending December 31, 2017 and the exact amount is not estimable as of June 30, 2017.

For the year ended December 31, 2016, the Fund paid distributions totaling $10,592,377, comprised of $2,423,544 and $8,168,833 of ordinary income and return of capital, respectively. The difference between December 31, 2016 book and tax unrealized appreciation is primarily related to partnership income.

As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized loss on investments	$(1,442,265)

Unrealized appreciation	8,575,406
$7,133,141

Capital loss carryovers are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryover actually available for the Fund to utilize under the IRC and related regulations. Capital losses incurred in taxable years beginning after December 22, 2010, are allowed to be carried forward indefinitely and retain the character of the original loss. As a transition rule, post-enactment net capital losses are required to be utilized before pre-enactment net capital losses. The Fund has a net capital loss carryover as of December 31, 2016 of $1,442,265 which expires in 2018.

4. VALUE MEASUREMENTS GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 - observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 - unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or

13 Semi-Annual Report 2017	DIVIDEND AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Corporate bonds and notes – The fair value of corporate bonds and notes are normally estimated using various techniques which may consider, among other things, recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Although most corporate bonds and notes may be categorized in level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they may be categorized in level 3.

Restricted and/or illiquid securities – Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be categorized in either level 2 or level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2017 in valuing the Fund’s assets. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

ASSETS	Level 1	Level 2	Level 3	Total
Investments, at value

Common stocks	$ 147,986,621	$ -	$ 0	$ 147,986,621

Corporate bonds and notes	-	530,682	-	530,682

Reorganization interests	-	-	0	0

Master limited partnerships	3,781,303	-	-	3,781,303

Preferred stocks	4,892,330	-	-	4,892,330

Money market funds	3,651,214	-	-	3,651,214

Total investments, at value	$ 160,311,468	$ 530,682	$ 0	$ 160,842,150

There were no securities transferred from level 1 on December 31, 2016 to level 2 on June 30, 2017.

DIVIDEND AND INCOME FUND	Semi-Annual Report 2017 14

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

The following is a reconciliation of level 3 assets including securities valued at zero:

	Common Stocks	Reorganization Interests	Total
Balance at December 31, 2016	$0	$0	$0

Liquidation proceeds	-	(56,947)	(56,947)

Realized gain	-	56,947	56,947

Transfers into (out of) level 3	-	-	-

Change in unrealized depreciation	-	-	-

Balance at June 30, 2017	$0	$0	$0

Net change in unrealized appreciation attributable to assets still held as level 3 at June 30, 2017	$-	$-	$-

Unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

The Investment Manager, under the direction of or pursuant to procedures approved by the Fund’s Board of Trustees, considers various valuation techniques and inputs for valuing assets categorized within level 3 of the fair value hierarchy. These include, but are not limited to: the type of the security; the size of the asset; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; prices of and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer or analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market in which the asset is purchased and sold; multiples of earnings, cash flow, enterprise value, and similar measures; and the discount rate for lack of marketability. Significant changes in any of those techniques or inputs in isolation may result in a significantly lower or higher fair value measurement. The pricing of all fair value assets is regularly reported to the Fund’s Board of Trustees.

The following table presents additional information about valuation techniques and inputs used for assets that are measured at fair value and categorized as level 3 as of June 30, 2017:

	Fair Value	Valuation Technique	Unobservable Input	Range

Common Stocks

Services - Miscellaneous Repair Services	$ 0	Share of taxable income and comparable exchange offer	Discount rate for lack of marketability	100%

Reorganization Interests	$ 0	Cost; last known market value for predecessor securities; estimated recovery on liquidation	Discount rate for lack of marketability	100%

5. INVESTMENT TRANSACTIONS Purchases and proceeds from sales or maturities of investment securities, excluding short term investments, were $12,556,878 and $44,506,646, respectively, for the six months ended June 30, 2017. As of June 30, 2017, for federal income tax purposes, the aggregate cost of securities was $142,824,852 and net unrealized appreciation was $18,017,298, comprised of gross unrealized appreciation of $23,221,362 and gross unrealized depreciation of $5,204,064. The aggregate cost of securities for tax purposes will depend upon the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations.

15 Semi-Annual Report 2017	DIVIDEND AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

6. ILLIQUID AND RESTRICTED SECURITIES The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. Such securities have been valued using fair value pricing. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available or reliable market quotation for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned as of June 30, 2017 were as follows:

	Acquisition Date	Cost	Value
Aquilex Holdings LLC	3/08/12	$496,372	$0

Penson Technologies LLC	4/09/14	0	0

Total		$496,372	$0

Percent of net assets		0.31%	0.00%

7. LIQUIDITY AGREEMENT The Fund has a Liquidity Agreement (“LA”) with State Street Bank and Trust Company (“SSB”), the Fund’s custodian and securities lending agent. The LA allows the Fund to draw up to $35 million (maximum liquidity commitment) and includes a securities lending authorization by the Fund to SSB to engage in agency securities lending and reverse repurchase activity.

Interest is charged on the drawn amount at the rate of one-month LIBOR (London Interbank Offered Rate) plus 1.20% per annum, and is payable monthly. A non-usage fee is charged on the difference between the maximum liquidity commitment and the drawn amount at the rate of one-month LIBOR plus 0.07% per annum, and is payable monthly.

Generally, the Fund pledges its assets as collateral to secure its obligations under the LA and makes these assets available for securities lending and repurchase transactions initiated by SSB, although the Fund retains the risks and rewards of the ownership of assets pledged. Under the terms of the LA, the Fund may enter into securities lending transactions initiated by SSB, acting as the Fund’s authorized securities lending agent. All securities lent through SSB are required to be secured with cash collateral received from the securities lending counterparty in amounts at least equal to 100% of the initial market value of the securities lent. Cash collateral received by SSB, in its role as securities lending agent for the Fund, is credited against the amounts drawn under the LA. Any amounts credited against the LA are considered leverage and would be subject to various limitations in the LA and the Act, or both. Upon return of loaned securities, SSB will return collateral to the securities lending counterparty and may fund the amount of collateral returned through securities lending, repurchase, and/or other lending activities provided under the LA. Amounts paid by securities lending counterparties for loaned securities are retained by SSB.

In the event of a securities lending counterparty default, SSB is obligated to indemnify the Fund for certain losses that may arise in connection with the default and SSB may use the collateral received from the securities lending counterparty to purchase replacement securities of the same issue, type, class, and series of the loaned securities. If the value of the collateral is less than the purchase cost of the replacement securities, SSB is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of the collateral. Although the risk of the loss of the securities lent can be mitigated by receiving collateral from the securities lending counterparty and through SSB indemnification, the Fund could experience a delay in recovering securities or could experience a lower than expected return if the securities lending counterparty fails to return the securities on a timely basis.

The Fund or SSB may terminate the LA with 179 days’ prior written notice to the other party absent a default or facility termination event. If certain asset coverage and collateral requirements, minimum net assets, or other covenants are not met, the LA could be deemed in default and be terminated.

There was no outstanding loan balance or assets pledged as collateral as of June 30, 2017. The weighted average interest rate and average daily amount outstanding under the LA for the six months ended June 30, 2017 were 2.01% and $8,562,862, respectively. The maximum amount outstanding during the six months ended June 30, 2017 was $27,780,000.

DIVIDEND AND INCOME FUND	Semi-Annual Report 2017 16

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

8. SHARE TRANSACTIONS The Fund is authorized to issue an unlimited amount of $0.01 par value shares of beneficial interest. As of June 30, 2017, there were 10,674,946 shares outstanding. Share transactions for the following periods were:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
Shares issued in:	Shares	Amount	Shares	Amount

Reinvestment of distributions	25,775	$ 313,091	91,916	$1,031,696

9. MARKET AND CREDIT RISKS The Fund may invest in below investment grade fixed income securities (commonly referred to as “junk” bonds), which carry ratings of BB or lower by S&P Global Ratings, a division of S&P Global Inc. (“S&P”) and/or Ba1 or lower by Moody’s Investors Service, a subsidiary of Moody’s Corporation (“Moody’s”). Investments in these below investment grade securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities. The relative illiquidity of some of these securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities.

10. FOREIGN SECURITIES RISK Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political, tax, and economic developments which could adversely affect the value of such securities. Moreover, securities of foreign issuers and traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets. In June 2016, the United Kingdom (UK) voted to leave the European Union (EU) following a referendum referred to as “Brexit.” It is expected that the UK will exit the EU within two years; however, the exact timeframe for the UK’s exit is unknown. There is still considerable uncertainty relating to the potential consequences of the withdrawal, including how the financial markets will react. In light of the uncertainties surrounding the impact of the Brexit on the broader global economy, the negative impact could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues, which could have an adverse effect on the value of the Fund’s investments.

11. LEVERAGE RISK The Fund from time to time may borrow under its LA to increase the assets in its investment portfolio over its net assets, a practice called leverage. Leverage borrowing creates an opportunity for increased return but, at the same time, involves special risk considerations. Leverage increases the likelihood of greater volatility of net asset value and market price of the Fund’s shares. If the return that the Fund earns on the additional securities purchased fails to cover the interest and fees incurred on the monies borrowed, the net asset value of the Fund (and the return of the Fund) would be lower than if borrowing had not been incurred. In addition, when the Fund borrows at a variable interest rate, there is a risk that fluctuations in the interest rate may adversely affect the return to the Fund’s shareholders. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for distribution to shareholders. There is no assurance that a borrowing strategy will be successful during any period in which it is employed. Borrowing on a secured basis results in certain additional risks. Should securities that are pledged as collateral to secure its obligations under the LA decline in value, the Fund may be required to pledge additional assets in the form of cash or securities to the lender to avoid liquidation of the pledged assets. In the event of a steep drop in the value of pledged securities, it might not be possible to liquidate assets quickly enough and this could result in mandatory liquidation of the pledged assets in a declining market at relatively low prices. Furthermore, the Investment Manager’s ability to sell the pledged securities is limited by the terms of the LA, which may reduce the Fund’s investment flexibility over the pledged securities. Because the fee paid to the Investment Manager is calculated on the basis of the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt and the aggregate liquidation preference of any outstanding preferred stock, the dollar amount of the management fee paid by the Fund to the Investment Manager will be higher (and the Investment Manager will benefit to that extent) when leverage is utilized.

17 Semi-Annual Report 2017	DIVIDEND AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS	(Unaudited)
Financial Statements

12. CYBERSECURITY RISK With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional related costs.

13. CONTINGENCIES The Fund indemnifies its officers and trustees from certain liabilities that might arise from their performance of their duties for the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as it involves future claims that may be made against the Fund under circumstances that have not occurred.

14. SHARE REPURCHASE PROGRAM In accordance with Section 23(c) of the Act, the Fund may from time to time repurchase its shares in the open market at the discretion of and upon such terms as determined by the Board of Trustees. The Fund did not repurchase any of its shares during 2016 or the six months ended June 30, 2017.

15. OTHER INFORMATION The Fund may at times raise cash for investment by issuing shares through one or more offerings, including rights offerings. Proceeds from any such offerings will be invested in accordance with the investment objectives and policies of the Fund.

16. ACCOUNTING PRONOUNCEMENTS In October 2016, the Securities and Exchange Commission (“SEC”) adopted investment company reporting modernization reforms which, among other things, amend Regulation S-X (“Regulation S-X Amendments”) to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. The compliance date for the Regulation S-X Amendments is for reporting period end dates on or after August 1, 2017. The Investment Manager currently expects that the impact of the Regulation S-X Amendments will have no effect on the Fund’s net assets or results of operations and will be limited to additional financial statement disclosures.

DIVIDEND AND INCOME FUND	Semi-Annual Report 2017 18

FINANCIAL HIGHLIGHTS	(Unaudited)
Financial Statements

	Six Months Ended June 30, 2017	Year Ended December 31,
Per Share Operating Performance		2016	2015	2014	2013	2012

Net asset value, beginning of period	$14.18	$13.11	$16.66	$17.20	$15.53	$15.48
Income from investment operations: (1)
Net investment income	0.08	0.25	0.31	0.34	0.40	0.56
Net realized and unrealized gain (loss) on investments	1.04	1.84	(1.68)	0.76	4.12	1.13
Total income from investment operations	1.12	2.09	(1.37)	1.10	4.52	1.69
Less distributions:
Net investment income	(0.08)	(0.23)	(0.26)	(1.63)	(1.16)	(0.56)
Return of capital	(0.22)	(0.77)	(1.37)	-	(0.47)	(1.07)
Total distributions	(0.30)	(1.00)	(1.63)	(1.63)	(1.63)	(1.63)
Fund share transactions
Effect of reinvestment of distributions	(0.03)	(0.02)	(0.02)	(0.01)	(0.01)	(0.01)
Decrease in net asset value from rights offering	-	-	(0.53)	-	(1.21)	-
Total Fund share transactions	(0.03)	(0.02)	(0.55)	(0.01)	(1.22)	(0.01)
Net asset value, end of period	$14.97	$14.18	$13.11	$16.66	$17.20	$15.53

Market value, end of period	$12.35	$11.85	$11.01	$15.12	$15.11	$13.53

Total Return (2)
Based on net asset value	8.19%	18.13%	(10.65)%	7.28%	23.35%	12.67%
Based on market price	6.81%	17.55%	(17.32)%	10.83%	24.38%	10.75%
Ratios/Supplemental Data (3)
Net assets, end of period (000s omitted)	$159,818	$151,005	$138,417	$144,280	$148,081	$93,951
Ratios to average net assets of:
Total expenses (4)(5)	1.71%*	1.62%	1.65%	1.55%	1.87%	2.57%
Net expenses (6)	1.71%*	1.62%	1.65%	1.55%	1.87%	2.57%
Net investment income	1.08%*	1.85%	2.02%	1.94%	2.38%	3.56%
Portfolio turnover rate	8%	69%	35%	52%	45%	13%
Leverage analysis, end of period:
Outstanding loan balance (000s omitted)	$ -	$27,780	$ 8,066	$17,284	$21,346	$21,348
Asset coverage per $1,000 (7)	N/A	$ 6,436	$18,161	$ 9,347	$ 7,937	$ 5,401
Average commission rate paid	$0.0065	$0.0143	$0.0185	$0.0131	$0.0139	$0.0179

(1)	The per share amounts were calculated using the average number of shares outstanding during the period.

(2)

Total return on a market value basis is calculated assuming a purchase of shares on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.

(3)	Expenses and income ratios do not include expenses incurred by the Acquired Funds in which the Fund invests.

(4)	“Total expenses” are the expenses of the Fund as presented in the Statement of Operations before fee waivers and expense reductions.

(5)

The ratio of total expenses excluding interest expense and fees incurred from the use of leverage to average net assets was 1.43%* for the six months ended June 30, 2017 and 1.46%, 1.51%, 1.47%, 1.72% and 2.30% for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.

(6)	“Net expenses” are the expenses of the Fund presented in the Statement of Operations after fee waivers and expense reductions.

(7)

Represents the value of total assets less liabilities not represented by senior securities representing indebtedness divided by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness. For purposes of this calculation, the LA is considered a senior security representing indebtedness.

*	Annualized.

N/A means not applicable.

See notes to financial statements.

19 Semi-Annual Report 2017	DIVIDEND AND INCOME FUND

The additional information below and on the following pages is supplemental and not part of the financial statements of the Fund.
POLICIES AND UPDATES	(Unaudited)
Additional Information

Investment Objectives and Policies

The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The investment objectives of the Fund are fundamental policies that may not be changed without a vote of a majority of the Fund’s outstanding voting securities. The Fund is also subject to certain investment policies and restrictions that are fundamental and cannot be changed without such vote. A majority of the outstanding voting securities of the Fund is defined under the Act as the lesser of: (i) 67% or more of the Fund’s shares present at a meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. All other investment strategies, policies, and restrictions described are not fundamental and may be changed by the Board of Trustees without shareholder approval except as required by law.

Limitations on Ownership

The Fund’s governing documents contain provisions designed to prevent an ownership change from taking place, which could limit the Fund’s ability to use capital loss carryovers, by limiting the ability of persons to own more than 4.99% of the Fund’s outstanding shares without the Board of Trustees’ prior approval. These provisions may have an anti-takeover effect on the Fund as do certain other provisions the Fund currently takes advantage of under Delaware law.

Shelf Registration Statement

The Fund has filed a shelf registration statement with the SEC allowing it to issue an additional $150 million shares of beneficial interest. Under the shelf registration statement, which was declared effective on June 30, 2015, and will terminate three years later, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods. While raising additional equity capital by selling new shares may allow the Fund to pursue additional investment opportunities without the need to sell existing portfolio investments, it also entails risks – including that the issuance of additional shares of beneficial interest may reduce the premium or increase the discount at which the Fund’s shares trade to net asset value in the secondary market. On September 28, 2015, pursuant to a rights offering under the shelf registration statement, shareholders of the Fund received one non-transferable right for each share of the Fund held on that date rounded up to the nearest number of rights evenly divisible by three. On November 2, 2015, the Fund issued 1,821,255 shares of beneficial interest and recorded proceeds of $21,162,983, prior to the deduction of shelf and rights offering expenses of $276,827. Future offerings under the shelf registration statement, if any, will be made pursuant to a prospectus supplement, which will contain detailed information regarding the offering and should be reviewed carefully before investing. This report is not an offer to sell Fund shares and is not a solicitation of an offer to buy Fund shares in any jurisdiction where the offers or sales are not permitted.

Proxy Voting

The Fund’s Proxy Voting Guidelines, which describe the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities, as well as its proxy voting record for the most recent 12 months ended June 30, are available without charge by calling the Fund collect at 1-212-785-0900, on the SEC’s website at www.sec.gov, and on the Fund’s website at www.DividendandIncome-Fund.com.

Quarterly Schedule of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the Forms N-Q available on its website at www.DividendandIncomeFund.com.

Material Change in Principal Risk Factors Associated With Investment in the Fund

At the 2017 annual meeting of the Fund, shareholders did not re-approve the subclassification of the Fund as a non-diversified fund. As a diversified fund, the Fund is now required to invest at least 75% of its total assets so that no more than 5% of its total assets is invested in the securities of any issuer, and so that it holds no more than 10% of the outstanding voting securities of any issuer. With respect to the remaining 25% of its total assets, there is no limit on the amount of assets the Fund is able to invest in the securities of a single issuer. Accordingly, the Fund may have less risks than a non-diversified fund. For example, investing a larger percentage of the Fund’s assets in any one issuer could increase the Fund’s risk of loss and its share price volatility because the value of its shares would be more susceptible to adverse events affecting that issuer. The loss of flexibility to operate as a non-diversified fund, however, may hinder the Fund’s ability to respond to future investment opportunities.

DIVIDEND AND INCOME FUND	Semi-Annual Report 2017 20

DIVIDENDS	(Unaudited)
Additional Information

Managed Distributions

The Fund’s current distribution policy is to provide shareholders with a relatively stable cash flow per share. There is no guarantee that the Fund’s current distribution policy will reduce or eliminate the Fund’s market price discount to its net asset value per share and the Fund’s trustees have no fiduciary duty to take action, or to consider taking any action, to narrow any such discount. The policy may be changed or discontinued without notice. The distributions are paid from net investment income and any net capital gains, with the balance representing return of capital. The Fund’s distributions are not tied to its net investment income and net realized capital gains and do not represent yield or investment return. The Fund is subject to U.S. corporate, tax, and securities laws. Under U.S. tax accounting rules, the amount of distributable net income is determined on an annual basis and is dependent during the fiscal year on the aggregate gains and losses realized by the Fund and, to a lesser extent, other factors. Therefore, the exact amount of distributable income can only be determined as of the end of the Fund’s fiscal year. Under the Act, however, the Fund is required to indicate the source of each distribution to shareholders. The Fund estimates that distributions in the current year, including the distributions paid quarterly, will be comprised primarily from paid in capital and the balance from net investment income. This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and other factors. After year end, the Fund normally sends shareholders a Form 1099-DIV for the prior calendar year stating the amount and composition of distributions and providing information about their appropriate tax treatment.

2017 Quarterly Distribution Dates
Declaration	Record	Payment
March 1	March 15	March 31

June 1	June 15	June 30

September 1	September 18	September 29

December 1	December 15	December 28

HISTORICAL DISTRIBUTION SUMMARY*
PERIOD	Investment Income	Return of Capital	Capital Gains	Total
Six Months Ended June 30, 2017†	$ 0.08	$ 0.22	$ -	$ 0.30
2016	$ 0.23	$ 0.77	$ -	$ 1.00
2015	$ 0.26	$ 1.37	$ -	$ 1.63
2014**	$ 1.63	$ -	$ -	$ 1.63
2013**	$ 1.16	$ 0.47	$ -	$ 1.63
2012	$ 0.56	$ 1.07	$ -	$ 1.63
2011	$ 1.00	$ 0.76	$ -	$ 1.76
2010	$ 1.40	$ 0.24	$ -	$ 1.64
2009	$ 1.56	$ 0.08	$ -	$ 1.64
2008	$ 2.36	$ 1.08	$ -	$ 3.44
2007	$ 3.36	$ 0.20	$ -	$ 3.56
2006	$ 3.72	$ -	$ -	$ 3.72
2005	$ 2.12	$ 1.88	$ -	$ 4.00
2004	$ 2.16	$ 1.84	$ -	$ 4.00
2003	$ 2.44	$ 1.56	$ -	$ 4.00
2002	$ 2.64	$ 1.84	$ -	$ 4.48
2001	$ 2.60	$ 2.36	$ -	$ 4.96
2000	$ 3.20	$ 1.76	$ -	$ 4.96
1999	$ 3.44	$ 1.40	$ 0.12	$ 4.96
From June 29, 1998 to November 30, 1998	$ 1.64	$ -	$ -	$ 1.64

* The Fund implemented a 1-for-4 reverse stock split with an ex-date of December 10, 2012. Prior period distribution amounts have been restated to reflect the impact of the reverse stock split.
**Includes net capital gains recognized in the year and distributable as ordinary income in accordance with tax regulations.

 † The classification of these distributions for federal income tax purposes will be determined after the Fund’s fiscal year ending December 31, 2017. This is only an estimate based on information available at this time and is subject to change. Actual amounts may be re-characterized among net investment income, capital gains, and return of capital for tax purposes after the 2017 year end, although the exact amount is not estimable at June 30, 2017.

21 Semi-Annual Report 2017	DIVIDEND AND INCOME FUND

DIVIDENDS	(Unaudited)
Additional Information

Terms and Conditions of the 2015 Amended Dividend Reinvestment Plan

1. Each shareholder (the “Shareholder”) holding shares (the “Shares”) of Dividend and Income Fund (the “Fund”) will automatically be a participant in the Dividend Reinvestment Plan (the “Plan”), unless the Shareholder specifically elects to receive all dividends and capital gains in cash by notice to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219, 1-800-278-4353, as agent under the Plan (the “Agent”). The Agent will open an account for each Shareholder under the Plan in the same name in which such Shareholder’s Shares are registered.

2. Whenever the Fund declares a capital gain distribution or an income dividend payable in Shares or cash, participating Shareholders will take the distribution or dividend entirely in Shares and the Agent will automatically receive the Shares, including fractions, for the Shareholder’s account in accordance with the following:

Whenever the Market Price (as defined in Section 3 below) per Share is equal to or exceeds the net asset value per Share at the time Shares are valued for the purpose of determining the number of Shares equivalent to the cash dividend or capital gain distribution (the “Valuation Date”), participants will be issued additional Shares equal to the amount of such dividend divided by the lower of the Fund’s net asset value per Share or the Fund’s Market Price per Share. Whenever the Market Price per Share is less than such net asset value on the Valuation Date, participants will be issued additional Shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the business day before the dividend or distribution payment date. If the Fund should declare a dividend or capital gain distribution payable only in cash, the Agent will, as purchasing agent for the participating Shareholders, buy Shares in the open market or elsewhere, for such Shareholders’ accounts after the payment date, except that the Agent will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining Shares if, following the commencement of the purchases, the Market Price of the Shares exceeds the net asset value. These remaining Shares will be issued by the Fund at a price equal to the lower of the Fund’s net asset value per Share or the Market Price.

In a case where the Agent has terminated open market purchases and caused the issuance of remaining Shares by the Fund, the number of Shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for Shares purchased in the open market and the price at which the Fund issues remaining Shares. To the extent that the Agent is unable to terminate purchases in the open market before the Agent has completed its purchases, or remaining Shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the Market Price exceeds the net asset value of the Shares, the average Share purchase price paid by the Agent may exceed the net asset value of the Shares, resulting in the acquisition of fewer Shares than if the dividend or capital gain distribution had been paid in Shares issued by the Fund.

The Agent will apply all cash received as a dividend or capital gain distribution to purchase shares on the open market as soon as practicable after the payment date of the dividend or capital gain distribution, but in no event later than 45 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

3. For all purposes of the Plan: (a) the Market Price of the Shares on a particular date shall be the average of the volume weighted average sale prices or, if no sale occurred, then the mean between the closing bid and asked quotations, for the Shares quoted on the NYSE on each of the five business days the Shares traded ex-dividend on the NYSE immediately prior to such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

4. The open market purchases provided for herein may be made on any securities exchange on which the Shares are traded, in the over-the-counter market, or in negotiated transactions, and may be on such terms as to price, delivery, and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Shareholder’s account.

5. The Agent will hold Shares acquired pursuant to the Plan in non-certificated form in the Agent’s name or that of its nominee. At no additional cost, a Shareholder participating in the Plan may send to the Agent for deposit into its Plan account those certificate shares of the Fund in its possession. These Shares will be combined with those unissued full and fractional Shares acquired under the Plan and held by the Agent. Shortly thereafter, such Shareholder will receive a statement showing its combined holdings. The Agent will forward to the Shareholder any proxy solicitation material and will vote any Shares so held for the Shareholder only in accordance with the proxy returned by the Shareholder to the Fund.

6. The Agent will confirm to the Shareholder each acquisition for the Shareholder’s account as soon as practicable but not later than 60 days after the date thereof. Although the Shareholder may from time to time have an individual fractional interest (computed to three decimal places) in a Share, no certificates for fractional Shares will be issued. However, dividends and distributions on fractional Shares will be credited to Shareholders’ accounts. In the event of a termination of a Shareholder’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the opening market value of the Shares at the time of termination.

DIVIDEND AND INCOME FUND	Semi-Annual Report 2017 22

DIVIDENDS	(Unaudited)
Additional Information

7. Any stock dividends or split Shares distributed by the Fund on Shares held by the Agent for the Shareholder will be credited to the Shareholder’s account. In the event that the Fund makes available to the Shareholder the right to purchase additional Shares or other securities, the Shares held for a Shareholder under the Plan will be added to other Shares held by the Shareholder in calculating the number of rights to be issued to such Shareholder. Transaction processing may either be curtailed or suspended until the completion of any stock dividend, stock split, or corporate action.

8. The Agent’s service fee for handling capital gain distributions or income dividends will be paid by the Fund. The Shareholder will be charged a pro rata share of brokerage commissions on all open market purchases.

9. The Shareholder may terminate the account under the Plan by notifying the Agent. A termination will be effective immediately if notice is received by the Agent three days prior to any dividend or distribution payment date. If the request is received less than three days prior to the payment date, then that dividend will be invested, and all subsequent dividends will be paid in cash.

10. These terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Shareholder appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by the Shareholder unless, prior to the effective date thereof, the Agent receives written notice of the termination of such Shareholder’s account under the Plan. Any such amendment may include an appointment by the Fund of a successor agent in its place and stead under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent all dividends and distributions payable on Shares held in the Shareholder’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

11. In the case of Shareholders, such as banks, brokers, or nominees, which hold Shares for others who are the beneficial owners, the Agent will administer the Plan on the basis of the number of Shares certified from time to time by the Shareholders as representing the total amount registered in the Shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

12. The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless the errors are caused by its negligence, bad faith, or willful misconduct or that of its employees.

13. Neither the Fund nor the Agent will be liable for any act performed in good faith or for any good faith omission to act, including without limitation, any claim of liability arising out of (i) failure to terminate a Shareholder’s account, sell shares, or purchase shares, (ii) the prices at which shares are purchased or sold for the Shareholder’s account, and (iii) the time such purchases or sales are made, including price fluctuation in market value after such purchases or sales.

23 Semi-Annual Report 2017	DIVIDEND AND INCOME FUND

BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT	(Unaudited)
Additional Information

The renewal of the investment management agreement (“Agreement”) between Dividend and Income Fund (“Fund”) and the investment manager, Bexil Advisers LLC (“Investment Manager”), was unanimously approved by the Fund’s Board of Trustees (“Board”), including all of the Fund’s trustees who are not “interested persons” of the Fund (“Independent Trustees”) as defined under the Investment Company Act of 1940, as amended, at an in person meeting held on March 13, 2017 (“Meeting”). In this connection, the Board considered a number of factors, including, among other things, information that had been provided at other meetings, as well as information furnished to the Board for the Meeting. Such information included, among other things: information comparing the management fees of the Fund with a peer group of broadly comparable funds as determined by Broadridge (“Broadridge”), an independent provider of investment company data, which uses classifications, indexes, ratings, load types, and other types of data contained in a Lipper database (accordingly, Broadridge and Lipper are used herein interchangeably); information regarding the Fund’s investment performance on an absolute basis and in comparison to its Lipper peer group and a benchmark index as determined by Lipper; the economic outlook and the general investment outlook in relevant investment markets; the Investment Manager’s results and financial condition and the overall organization of the Investment Manager; the allocation of brokerage and the benefits received by the Investment Manager as a result of brokerage allocation; the Investment Manager’s trading practices, including soft dollars; the Investment Manager’s management of relationships with the Fund’s custodian, transfer agent, pricing agents, brokers, and other service providers; the resources devoted to the Investment Manager’s compliance efforts undertaken on behalf of the Fund and the record of compliance with the compliance programs of the Fund, the Investment Manager, and its affiliates; the quality, nature, cost, and character of the administrative and other non-investment management services provided by the Investment Manager and its affiliates; the terms of the Agreement; the Investment Manager’s gifts and entertainment log; the reasonableness and appropriateness of the fee paid by the Fund for the services described in its Agreement and whether it was the product of arm’s length bargaining; the nature, extent, and quality of the services provided by the Investment Manager; the fiduciary duty assumed by the Investment Manager in connection with the services rendered to the Fund and the business reputation of the Investment Manager and its financial resources; the character and amount of other incidental or “fall-out” benefits received by the Investment Manager and its affiliates from its association with the Fund; the extent to which economies of scale would be realized as the Fund grows; whether fee levels reflect these economies of scale for the benefit of Fund investors; and comparisons of the services rendered and the amounts paid under the Agreement with those under other advisory contracts, such as contracts of the same type between other investment advisers and other registered investment companies or other types of clients (e.g., pension funds).

The Board also reviewed in detail and at length the Investment Manager’s responses to the Board’s request for certain information related to, among other things: the Investment Manager’s general business, personnel, and operations; fees, profitability, and financial information; trading information; Fund performance; compliance and legal; and other related matters. The Board expressed its satisfaction with the Investment Manager’s responses to their request for such information.

The Board also considered the nature, extent, and quality of the management services provided by the Investment Manager. In so doing, the Board considered the Investment Manager’s management capabilities with respect to the types of investments held by the Fund, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the Agreement. The Board also took into account the time and attention devoted by management to the Fund. In this regard, the Board noted that the Investment Manager is responsible for, among other things, overseeing the selection of investments for the Fund, making investment decisions for the Fund, monitoring the investment operations and composition of the Fund, and, in connection therewith, monitoring compliance with the Fund’s investment objectives, policies, and restrictions, as well as the Fund’s compliance with applicable law; monitoring brokerage selection, commissions, and other trading costs, quality of execution, and other brokerage matters; and implementing the Board’s directives as they relate to the Fund. Further, the Board considered that the Investment Manager’s responsibilities include daily monitoring of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Fund. The Board evaluated the level of skill required to manage the Fund and concluded that the resources available at the Investment Manager are appropriate to fulfill effectively its duties on behalf of the Fund. The Board noted that the Investment Manager has managed the Fund for several years and indicated its belief that a long term relationship with capable, conscientious personnel is in the best interests of the Fund.

The Board received information concerning the investment philosophy and investment process applied by the Investment Manager in managing the Fund. In this regard, the Investment Manager confirmed to the Board that the investment philosophy and investment process applied in managing the Fund had not changed.

The Board also considered the Investment Manager’s in-house research capabilities as well as other resources available to the Investment Manager’s personnel, including research services that may be available to the Investment Manager as a result of securities transactions effected for the Fund. The Board concluded that the Investment Manager’s investment process, research capabilities, and philosophy were well suited to the Fund, given the Fund’s investment objectives and policies.

DIVIDEND AND INCOME FUND	Semi-Annual Report 2017 24

BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT	(Unaudited)
Additional Information

In its review of comparative information with respect to the Fund’s investment performance, the Board received information from Lipper comparing the Fund’s investment performance on an absolute basis and to that of its Lipper peer group of investment companies pursuing broadly similar strategies and a benchmark index selected by Lipper. After reviewing performance information with respect to the Fund, the Board noted that the Fund’s total return underperformed its benchmark index and the average and median total return of its Lipper peer group for the two, three, four, five, and ten year periods ended December 31, 2016 but outperformed in the one year period. The Board considered that the Investment Manager became the Fund’s investment manager in February 2011 and that the Fund’s performance prior to that time is attributable to its former investment manager. The Board then concluded that the Fund’s performance was within a range that it deemed competitive.

The Board noted that performance is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it can reach a decision to renew the Agreement notwithstanding the Fund’s underperformance over certain periods.

With respect to its review of the fee payable under the Agreement, the Board considered information from Lipper comparing the Fund’s management fee and expense ratio to those of its Lipper peer group. The Board observed that the Fund’s management fee was higher than the median in its Lipper peer group and its overall expense ratio was higher than the median in its Lipper peer group. Although the Board observed that the Fund’s expense ratio was in the higher range as compared to the Fund’s Lipper peer group, the Board concluded that the Fund’s fees were competitive with comparable funds in light of the quality of services received and the level of assets managed. The Board also evaluated any apparent or anticipated economies of scale in relation to the services the Investment Manager provides to the Fund. The Board considered that the Fund is a closed end fund that does not continuously offer shares and that, without daily inflows and outflows of capital, there are limited opportunities for significant economies of scale to be realized by the Investment Manager in managing the Fund’s assets.

The information provided assisted the Board in concluding that the fee paid by the Fund is within a range of those paid by comparable funds within the fund industry and is fair and reasonable in light of the quality of services received and the level of assets managed. Further, the Board concluded that the Investment Manager’s fee bears a reasonable relationship to the services rendered and has been the product of arm’s length bargaining.

The Board also considered information regarding the character and amount of other incidental benefits received by the Investment Manager and its affiliates from its association with the Fund. The Board concluded that potential “fall-out” benefits that the Investment Manager and its affiliates may receive, such as increased ability to obtain research services, appear to be fair and reasonable and may, in some cases, benefit the Fund.

The Board also considered the profitability of the Investment Manager from its association with the Fund. In this regard, the Board considered the costs of the services provided by and the profits realized, if any, by the Investment Manager in connection with the operation of the Fund and was satisfied that the profitability was not excessive under the circumstances. In addition, the Board considered the financial stability of the Investment Manager.

The Board did not consider any single factor as controlling in determining whether or not to renew the Agreement. In assessing the information provided by the Investment Manager and its affiliates, the Board also noted that it was taking into consideration the benefits to shareholders of investing in a Fund that is part of a fund complex which provides a variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board, including all of the Independent Trustees, concluded that the approval of the Agreement, including the fee structure, is in the best interests of the Fund.

25 Semi-Annual Report 2017	DIVIDEND AND INCOME FUND

Rev. 7/2017

PRIVACY POLICY

FACTS	WHAT DOES DIVIDEND AND INCOME FUND DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	◾ Social Security number ◾ Account balances ◾ Transaction history	◾ Transaction or loss history ◾ Account transactions ◾ Retirement assets
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Dividend and Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Dividend and Income Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes – to offer our products and services to you	Yes	No

For joint marketing with other nonaffiliated financial companies	No	We don’t share

For our affiliates’ everyday business purposes – Information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes – Information about your creditworthiness	No	We don’t share

For our affiliates to market to you	Yes	Yes

For nonaffiliates to market to you	No	We don’t share

To Limit Sharing

◾    Call Dividend and Income Fund at 212-785-0900 – our menu will prompt you through your choices;

or

◾    Mail the form below

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call Dividend and Income Fund at 1-212-785-0900 or go to www.dividendandincomefund.com

✂........................................................................................................................................................

Mail-in Form
Leave Blank or [If you have a joint account, your choice will apply to everyone on your account unless you mark below. ☐ Apply my choice only to me]	Mark if you want to limit:
☐ Do not allow your affiliates to use my personal information to market to me.

	Name	Mail to:
	Address	Dividend and Income Fund
11 Hanover Square, 12th
	City, State, Zip	Floor
	Account #	New York, NY 10005

DIVIDEND AND INCOME FUND	Semi-Annual Report 2017 26

Who we are
Who is providing this notice?	Dividend and Income Fund

What we do
How does Dividend and Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Dividend and Income Fund collect my personal information?

We collect your personal information, for example, when you

◾   Open an account

◾   Buy securities from us

◾   Provide account information

◾   Give us your contact information

◾   Tell us where to send the money

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾   Sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾   Affiliates from using your information to market to you

◾   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account – unless you tell us otherwise.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ Dividend and Income Fund shares with our affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies

◾   Dividend and Income Fund does not share with nonaffiliates so they can market their financial products or services to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ Dividend and Income Fund does not jointly market.

27 Semi-Annual Report 2017	DIVIDEND AND INCOME FUND

GENERAL INFORMATION	(Unaudited)
Additional Information

RESULTS OF THE ANNUAL MEETING

An Annual Meeting of Shareholders of the Fund was held on June 15, 2017 at 11 Hanover Square, 12th Floor, New York, New York 10005, the Fund’s principal executive offices, for the following purposes:

1. To elect Jon Tomasson and James E. Hunt to the Board of Trustees of the Fund as Class III Trustees to serve until 2020, or thereafter in each case when their respective successors are elected and qualified.

Jon Tomasson
Votes For	Votes Withheld
7,921,571	1,339,117
James E. Hunt
Votes For	Votes Withheld
7,958,764	1,301,924

2. To change the Fund’s investment objectives from fundamental to non-fundamental.
Votes For	Votes Against	Abstained	Broker Non-Vote
2,353,814	1,522,055	70,097	5,314,722
3. To re-approve the subclassification of the Fund as a “non-diversified” fund.
Votes For	Votes Against	Abstained	Broker Non-Vote
3,056,381	828,091	61,493	5,314,723

DIVIDEND AND INCOME FUND	Semi-Annual Report 2017 28

GENERAL INFORMATION	(Unaudited)
Additional Information

STOCK DATA AT JUNE 30, 2017

NYSE Market Price per Share	$14.97

Net Asset Value per Share	$12.35

Market Price Discount to Net Asset Value	17.5%

NYSE Ticker Symbol	DNI

Net Asset Value Ticker Symbol	XDNIX

CUSIP Number	25538A204

DividendandIncomeFund.com

Visit us on the web at www.DividendandIncomeFund.com. The site provides information about the Fund, including market performance, net asset value, distributions, press releases, and shareholder reports. For further information, please email us at info@DividendandIncomeFund.com.

Stock Transfer Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

www.amstock.com

1-800-278-4353

Investment Manager

Bexil Advisers LLC

11 Hanover Square

New York, NY 10005

1-212-785-0900

Dividend and Income Fund is a part of a fund complex which includes Midas Fund, Midas Magic, and Foxby Corp.

Cautionary Note Regarding Forward Looking Statements - Certain information presented in this report may contain “forward looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward looking statements include, but are not limited to, statements concerning the Fund’s plans, objectives, goals, strategies, future events, future performance, intentions, and other information that is not historical information. In some cases, forward looking statements can be identified by terminology such as “believes,” “expects,” “estimates,” “may,” “will,” “should,” “anticipates,” or “intends,” or the negative of such terms or other comparable terminology, or by discussions of strategy. All forward looking statements by the Fund involve known and unknown risks, uncertainties, and other factors, many of which are beyond the control of the Fund, which may cause the Fund’s actual results to be materially different from those expressed or implied by such statements. The Fund may also make additional forward looking statements from time to time. All such subsequent forward looking statements, whether written or oral, by the Fund or on its behalf, are also expressly qualified by these cautionary statements. You should carefully consider the risks, uncertainties, and other factors, together with all of the other information included in the Fund’s filings with the SEC, and similar information. All forward looking statements apply only as of the date made. The Fund undertakes no obligation to publicly update or revise forward looking statements which may be made to reflect events or circumstances after the date made or to reflect the occurrence of unanticipated events.

Shares of closed end funds frequently trade at a discount from their Net Asset Value (“NAV”). This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities. Neither the Fund nor its Investment Manager can predict whether shares of the Fund will trade at, below or above NAV. The risk of holding shares of the Fund that might trade at a discount is more pronounced for investors expecting to sell their shares in a relatively short period of time after acquiring them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The shares of the Fund are designed primarily for long term investors and should not be considered a vehicle for trading purposes. The NAV of the Fund shares typically will fluctuate with price changes of the Fund’s portfolio securities, and these fluctuations are likely to be greater in the case of a fund which uses leverage, as the Fund may from time to time. In the event that shares of the Fund trade at a premium to NAV, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares of the Fund will not trade at a discount to net asset value thereafter. The market price for the Fund is based on supply and demand which fluctuates daily based on many factors, such as economic conditions and global events, investor sentiment, and security-specific factors.

Investment products, including shares of the Fund, are not federally or FDIC insured, are not deposits or obligations of, or guaranteed by, any financial institution and involve investment risk, including possible loss of principal and fluctuation in value. Consult with your tax advisor or attorney regarding specific tax issues.

There is no assurance that the Fund’s investment objectives will be attained. Past performance is no guarantee of future results. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. You can obtain more information about the Fund by calling 212-785-0900 and visiting www.DividendandIncomeFund.com.

Fund Information - This report, including the financial statements herein, is provided for informational purposes only. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. This report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state, or an exemption therefrom.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Fund’s Statement of Additional Information has not been updated since completion of the Fund’s most recent offering and the information contained in the Fund’s Statement of Additional may have become outdated.

Section 23 Notice - Pursuant to Section 23 of the Investment Company Act of 1940, as amended, notice is hereby given that the Fund may in the future purchase its own shares in the open market. These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

NOT FDIC INSURED        MAY LOSE VALUE        NOT BANK GUARANTEED

29 Semi-Annual Report 2017	DIVIDEND AND INCOME FUND

DIVIDEND AND INCOME FUND
TICKER: DNI WWW.DIVIDENDANDINCOMEFUND.COM
PRINTED ON RECYCLED PAPER

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included herein under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable.

(b)	Certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dividend and Income Fund

September 1, 2017	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Dividend and Income Fund

September 1, 2017	By: /s/ Thomas O'Malley
Thomas O'Malley, Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dividend and Income Fund

September 1, 2017	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Dividend and Income Fund

September 1, 2017	By: /s/ Thomas O'Malley
Thomas O'Malley, Chief Financial Officer